UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

AVRA INC.

(Exact name of registrant as specified in charter)

Nevada	333-182130	36-4789798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

115 Pelham Commons Boulevard, Greenville, SC	29615
(Address of principal executive offices)	(Zip Code)

1-844-287-2462

(Registrant’s telephone number, including area code)

3790 El Camino Real, Suite 291 Palo Alto, California 94306
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 8, 2014, the Company entered into a software and information technology agreement with T2M International Inc., a consulting company, who will provide information technology support, software development and integration, hosting services and solutions, marketing strategies, and digital currencies solution services in consideration for cash payments of $5,000 per month for a 6-month term ending May 1, 2015.

On December 31, 2014, the Company issued a press release announcing that it entered into the above agreement with T2M International Inc.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVRA INC.

DATED: January 5, 2015	By:	/s/ Stephen Shepherd
Stephen Shepherd